Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2018
Property Plant And Equipment [Abstract]
Schedule of Property and Equipment

Property and equipment consist of the following:

	As of December 31,
	2017	2018
	RMB	RMB	US$
Office furniture and equipment	2,647	4,920	716
Computer equipment and servers	63,326	111,274	16,184
Leasehold improvements	789	7,256	1,055
Less: Accumulated depreciation	(13,739)	(30,576)	(4,447)
Total property and equipment, net	53,023	92,874	13,508